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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K





                         CURRENT REPORT




             Pursuant to Section 13 or Section 15(d)
             of the Securities Exchange Act of 1934




                 Date of Report - April 1, 1997



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
     (Exact name of Registrant as specified in its Charter)



       New York                 1-3268             14-0555980
____________________________  ________________   _____________
(State or other jurisdiction  (Commission File   (IRS Employer
  of incorporation number)     Identification)     Number)


284 South Avenue, Poughkeepsie, New York          12601-4879
________________________________________          __________
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (914) 452-2000



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            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.   Other Events.

          A. PSC Settlement Agreement

          Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996 ("Annual Report"), and to the caption "Generally" in Item 1 of Part I thereof for a discussion of the settlement negotiations regarding the October 1, 1996 submissions of the New York utilities as part of the Public Service Commission of the State of New York's ("PSC") Competitive Opportunities Proceeding. Registrant entered into a Settlement Agreement with the staff of the PSC and the New York State Department of Economic Development on March 20, 1997. Contemporaneous with the execution of such Settlement Agreement, Registrant issued a press release describing such Settlement Agreement, which is filed herewith as Exhibit 99 and incorporated herein by reference.

          As part of such Settlement Agreement, Registrant agreed that, at such time as the PSC adopts such Settlement Agreement, Registrant will withdraw from the pending appeal of the November 25, 1996 Decision and Order of the New York State Supreme Court in Albany County denying the request of the Energy Association of New York State to invalidate the May 20, 1996 Order of the PSC relating to the restructuring of the electric industry of New York State in said Competitive Opportunities Proceeding.

          Registrant is unable to predict whether the PSC will approve such Settlement Agreement.

          B.  Holding Company

          At Registrant's April 1, 1997 Annual Meeting of
Shareholders, Registrant's Chairman of the Board and Chief
Executive Officer announced that it was "recommended to the Board of Directors that consideration be given to the formation of a holding company, which would be completed and in place by
January 1, 1999".
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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
   Item 601
  Designation)
__________________


                            Exhibits

          (99) Press release of Registrant, issued on March 20, 1997, relating to the PSC settlement negotiations in the Competitive Opportunities Proceeding as reported under the caption "Generally" in Item 1 of Part I of Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.

          (10) Settlement Agreement, dated March 20, 1997, among
          Central Hudson Gas & Electric Corporation, the staff of the Public Service Commission of the State of New York and the New York State Department of Economic
          Development.




                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                    (Registrant)



                    By:_______________________________________
                                   ELLEN AHEARN
                                Corporate Secretary


Dated:  April 1, 1997




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                          EXHIBIT INDEX

          Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation)
_________________


          (99) Press release of Registrant, issued on March 20, 1997, relating to the PSC settlement negotiations in the Competitive Opportunities Proceeding as reported under the caption "Generally" in Item 1 of Part I of Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.

          (10) Settlement Agreement, dated March 20, 1997, among
          Central Hudson Gas & Electric Corporation, the staff of the Public Service Commission of the State of New York and the New York State Department of Economic
          Development.

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